Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies
Commitments and Contingencies

Note 10 - Commitments and Contingencies

On September 18, 2014, and subsequently in 2015 and 2016, Seaboard received a number of grand jury subpoenas and informal requests for information from the Department of Justice, Asset Forfeiture and Money Laundering Section (“AFMLS”), seeking records related to specified foreign companies and individuals. The companies and individuals as to which the requested records relate were not affiliated with Seaboard, although Seaboard has also received subpoenas and requests for additional information relating to an affiliate of Seaboard. During 2017, Seaboard received grand jury subpoenas requesting documents and information related to money transfers and bank accounts in the DRC and other African countries and requests to interview certain Seaboard employees and to obtain testimony before a grand jury. Seaboard has retained outside counsel and is cooperating with the government’s investigation. It is impossible at this stage either to determine the probability of a favorable or unfavorable outcome or to estimate the amount of potential loss, if any, resulting from the government’s inquiry.

On September 19, 2012, the U.S. Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma. The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipients, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues. The U.S. Attorney’s Office for the Western District of Oklahoma (“USAO”), which has been leading the investigation, previously advised Seaboard that it intended to close its investigation and that no charges would be brought against Seaboard. However, discussions continue with the USAO, ICE and the Oklahoma Attorney General's office regarding the matter, including the possibility of a settlement. No proceedings have been filed or brought as of the date of this report. It is not possible at this time to determine whether a settlement will be reached or whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

On February 16, 2016, Seaboard Foods received an information request from the U.S. Environmental Protection Agency (“EPA”) seeking information under the Clean Air Act with regard to various ammonia releases at Seaboard Foods’ pork processing plant in Guymon, Oklahoma. In December 2017, Seaboard settled this matter, agreeing to pay a civil penalty and to implement a supplemental environmental project, the aggregate amount of both totaling less than $1 million.

Seaboard is subject to various administrative and judicial proceedings and other legal matters related to the normal conduct of its business. In the opinion of management, the ultimate resolution of these items is not expected to have a material adverse effect on the consolidated financial statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third-party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2017, guarantees outstanding to third parties were not material. Seaboard has not accrued a liability for any of the third-party or affiliate guarantees as management considers the likelihood of loss to be remote. See Note 7 for discussion of letters of credit.

Commitments

As of December 31, 2017 Seaboard had various non-cancelable purchase commitments and commitments under other agreements, arrangements and operating leases, as described in the table below:

	Years ended December 31,
(Millions of dollars)	2018	2019	2020	2021	2022	Thereafter
Hog procurement contracts	$81	$78	$78	$81	$63	$80
Grain and feed ingredients	107	3	—	—	—	—
Grain purchase contracts for resale	367	—	—	—	—	—
Fuel supply contracts	44	—	—	—	—	—
Equipment purchases and facility improvements	37	—	—	—	—	—
Other purchase commitments	42	1	—	—	—	—
Total firm purchase commitments	678	82	78	81	63	80
Vessel, time and voyage-charters	39	29	26	26	13	33
Contract grower agreements	42	33	29	25	16	44
Other operating lease payments	29	29	26	25	26	151
Investment in affiliates	16	14	14	10	—	—
Total unrecognized non-cancelable commitments	$804	$187	$173	$167	$118	$308

Seaboard has contracted with third parties for the purchase of live hogs to process at its pork processing plant, and has entered into grain and feed ingredient purchase contracts to support its live hog operations. The commitment amounts included in the table are based on projected market prices as of December 31, 2017. During 2017,  2016 and 2015, the Pork segment paid $99 million, $133 million and $171 million, respectively, for live hogs purchased under committed contracts.

The CT&M segment enters into grain purchase contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2017.

The Power segment has a natural gas supply contract for a significant portion of the fuel required for the operation of its dual fuel power generating facility. The commitment has both fixed and variable price components, and the amount included in the table above is partially based on market prices as of December 31, 2017. The Marine segment also has fuel purchase contracts.

The Marine and CT&M segments enter into contracts to charter vessels for use in their operations, which include short-term time charters for a few months and long-term commitments ranging from one to eleven years. These segments’ charter hire expenses during 2017,  2016 and 2015 totaled $96 million, $95 million and $99 million, respectively.

To support the operations of the Pork segment, Seaboard has contract grower agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. In the event the farmer is unable to perform at an acceptable level, Seaboard has the right to terminate the contract. During the years ended 2017,  2016 and 2015, Seaboard paid $37 million, $26 million and $12 million, respectively, under contract grower agreements.

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements including a terminal operations agreement at PortMiami, which runs through 2028. Rental expense for operating leases for all segments amounted to $44 million, $43 million and $42 million in 2017,  2016 and 2015, respectively.

Investment in affiliates represents obligations made to equity method investments, primarily for expected funding commitments to two limited liability companies that operate refined coal processing plants.